TRADE RECEIVABLES (Details) - ARS ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Current Trade receivables
Ordinary receivables	$ 388,734	$ 364,218
Related parties	1,921	1,509
Contractual asset IFRS 15	64	96
Allowance for doubtful accounts	(94,727)	(76,485)
Total current trade receivables	295,992	289,338
Non-current Trade receivables
Ordinary receivables	382	511
Contractual asset IFRS 15	50	38
Total Non-current trade receivables	432	549
Total trade receivables, net	$ 296,424	$ 289,887